UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Annual Report
to Shareholders

DWS Small Cap Core Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP converted into Class S on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Small Cap Core Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.41%	13.25%	14.18%	7.81%
Class B	3.58%	12.32%	13.23%	6.93%
Class C	3.70%	12.40%	13.29%	6.96%
Russell 2000® Index+	9.92%	15.48%	13.78%	8.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/06	$ 23.27	$ 22.04	$ 22.10
9/30/05	$ 25.70	$ 24.70	$ 24.74
Distribution Information: Twelve Months: Capital Gains as of 9/30/06	$ 3.40	$ 3.40	$ 3.40
Class A Lipper Rankings — Small-Cap Core Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	524	of	657	80
3-Year	406	of	508	80
5-Year	163	of	397	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,841	$13,688	$18,288	$19,487
	Average annual total return	-1.59%	11.03%	12.83%	7.15%
Class B	Growth of $10,000	$10,090	$13,971	$18,515	$19,100
	Average annual total return	.90%	11.79%	13.11%	6.93%
Class C	Growth of $10,000	$10,370	$14,199	$18,660	$19,167
	Average annual total return	3.70%	12.40%	13.29%	6.96%
Russell 2000 Index+	Growth of $10,000	$10,992	$15,400	$19,065	$22,185
	Average annual total return	9.92%	15.48%	13.78%	8.59%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP merged into Class S on July 14, 2006.

Average Annual Total Returns as of 9/30/06
DWS Small Cap Core Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	4.82%	13.59%	14.51%	8.11%
Russell 2000 Index+	9.92%	15.48%	13.78%	8.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/06	$ 23.71
9/30/05	$ 26.04
Distribution Information: Twelve Months: Capital Gains as of 9/30/06	$ 3.40
Class S Lipper Rankings — Small-Cap Core Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	501	of	657	77
3-Year	387	of	508	77
5-Year	138	of	397	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class S [] Russell 2000 Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,482	$14,657	$19,689	$21,250
	Average annual total return	4.82%	13.59%	14.51%	8.11%
Russell 2000 Index+	Growth of $10,000	$10,992	$15,400	$19,065	$22,185
	Average annual total return	9.92%	15.48%	13.78%	8.59%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns began on January 31, 1997.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 932.30	$ 928.80	$ 929.40	$ 933.80
Expenses Paid per $1,000*	$ 7.51	$ 11.36	$ 10.59	$ 5.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,017.30	$ 1,013.29	$ 1,014.09	$ 1,019.40
Expenses Paid per $1,000*	$ 7.84	$ 11.86	$ 11.06	$ 5.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.55%	2.35%	2.19%	1.13%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Core Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Core Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2005.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2005.

BA, University of Connecticut.

In the following interview, Portfolio Managers Robert Wang, Jin Chen and Julie Abbett discuss DWS Small Cap Core Fund's performance, management strategy and the market environment during the 12-month period ended September 30, 2006.

Q: How would you describe the economic and market environment over the last 12 months?

A: Equity markets performed well over the last year, responding to positive economic trends and strong corporate earnings growth. For the 12 months ended September 30, 2006, the Standard & Poor's 500 (the S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 10.79%.1 After a long period of higher returns from smaller capitalization stocks, large cap stocks regained market leadership in recent months. The Russell 1000 Index posted a return of 10.25% for the 12 months ended September 30, 2006, while the Russell 2000 Index returned 9.92%, and large-cap stocks performed significantly better than small cap stocks in the quarter ending September 30, 2006.2 Within the small-cap category, in which this fund invests, value stocks performed significantly better than growth stocks over the last year: the Russell 2000 Value Index had a return of 14.01%, while the Russell 2000 Growth Index returned 5.88%.3

1 The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3 Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The only serious market correction came in the second quarter, when the prospect of increasing inflation dominated the news, and there was concern about slowing economic growth. Despite high oil prices, the feared increase in overall inflation failed to materialize. Oil prices have dropped from the record levels reached in July, as the hurricane season has proven to be relatively mild, stockpiles increased, and a diplomatic solution with Iran was sought. Both business investment and consumer spending remain solid, and this easing in energy prices should provide some relief to household and business purchasing power.

After two years of steady increases, the US Federal Reserve Board (the Fed) left interest rates unchanged at its August and September meetings, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. The stock market was quite strong in the third calendar quarter of 2006, especially in September, as investors gained confidence that the Fed may have finished raising interest rates.

Q: How did the fund perform during this period?

DWS Small Cap Core Fund (Class A shares) produced a total return of 4.41% for the 12 months ended September 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund underperformed its benchmark, the Russell 2000 Index, which returned 9.92% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of 7.55%.4 The fund's performance has been affected by a trend toward better performance by stocks that do not meet this fund's criteria for quality, in terms of financial strength and earnings.

4 The Lipper Small-Cap Core Funds category is an unmanaged group of mutual funds that Invest primarily in small-cap stocks. It is not possible to invest directly in a Lipper category.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis.

We analyze a broad universe of stocks in an effort to find those that we believe can outperform their industry peers over time. Sector allocations are normally kept very close to the Russell 2000 Index. The universe for DWS Small Cap Core Fund includes the stocks in the Russell 2000 Index, which tracks 2,000 stocks of small US-based companies; median market capitalization is approximately $606 million.

We begin by sorting these stocks into 24 clearly defined industry groups. Next, we compare the stocks side by side within their industry groups based on nine factors that have a low correlation to one another. These include current and historical data such as valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which help us pinpoint stock movement outside of fundamentals. By synthesizing all this information we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. By diversifying holdings among a large number of stocks, we can potentially manage the risk associated with each individual stock.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers. Our approach combines technology and professional skill to seek to manage risk by using an objective, consistent and repeatable system to choose stocks that are attractively valued.

Q: What decisions made positive contributions to performance?

A: The three sectors in which our relative performance was best were consumer durables and apparel, media, and software and related services. A top performing stock in apparel was Guess? Inc., a producer of casual apparel that has recorded strong sales, mostly at full price, good cash flow and solid return on invested capital. Also positive was Gymboree Corp., which makes children's clothing and accessories. Gymboree reported earnings that beat the consensus estimate, and we believe improved margins and further increases in earnings could come to pass.

In the commercial services and supplies group, one of the best performing holdings was Consolidated Graphics Inc., a commercial printer that has reported strong earnings growth and has successfully integrated several acquisitions.

In software & services, performance benefited from a position in Ansoft Corp., which offers state-of-the-art Electronic Design Automation (EDA) software used in high performance component, circuit and system design. Ansoft reported strong results in the seasonally soft first quarter; the company is improving operating margins and is finding expanding markets for its new products.

Q: What were the main detractors from the fund's performance?

A: Our worst performing sectors were commercial services and supplies, energy and telecommunications services. In commercial services, a position in Lennox International Inc., a producer of climate control products, detracted from performance; we have sold this stock. Lennox stock slumped despite good earnings results as investors expressed concerns about the effect of commodity prices on future results. Another negative was Labor Ready Inc., which supplies temporary manual labor. This stock fell in the second quarter when earnings came in below the consensus estimate and management indicated that earnings for the year would be below previous expectations. The company had appeared attractive based on cash flow-related signals, but we eliminated it from the portfolio following the earnings surprise.

After being a market leader for quite some time, the energy sector weakened in recent months as oil prices receded and investors demonstrated concern about the sustainability of earnings. An energy holding that detracted was Callon Petroleum Co., an oil and gas exploration and development company. The stock responded negatively when second quarter earnings were below expectations. We continue to own Callon because it appears attractive based on value metrics, its earnings quality is good, and cash flow projections are positive in our view.

In telecommunications, a significant negative was Centennial Communications Corp., a regional wireless and broadband company. Despite the likely negative effect of weakness on its Caribbean business on this year's earnings, we continue to hold this stock based on the expectation of improved earnings.

Another negative influence on the portfolio's performance was a position early in the year in Movie Gallery Inc., which operates approximately 2,500 retail movie rental stores. We selected this stock based on its good quality earnings and cash flow, but subsequently sold it as its fundamentals deteriorated versus its peer group. Movie Gallery has experienced a decline in the in-store rental business, same-store sales and product sales as internet-based systems for renting movies have put pressure on the company.

In the financial services sector, excellent performance of Tower Group Inc., an insurance company that does business in New York and the surrounding area, was balanced by weakness in some other holdings including Corus Bankshares Inc., a retail and commercial bank with solid cash flow and a stock price that appears cheap relative to peers. We continue to hold both of these stocks.

Q: What other comments do you have for shareholders?

A: We are disappointed that the fund's return, though positive, was below its peers and benchmarks over the last year. We continually look for ways to improve the technology we use for managing the portfolio, seeking more efficient means for translating market signals to portfolio performance in a variety of market environments. As we evaluate possible improvements in our systems, we perform rigorous analysis on all available data, testing how changes under consideration would have affected performance if they had been in place. Our goal is to continually refine our processes, to make them as transparent and repeatable as possible.

We will continue to utilize a balanced approach to stock selection to seek attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, is an excellent equity vehicle for many suitable investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	9/30/06	9/30/05

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/06	9/30/05

Financials	22%	20%
Information Technology	16%	17%
Consumer Discretionary	15%	15%
Industrials	15%	14%
Health Care	12%	13%
Materials	6%	5%
Energy	6%	8%
Telecommunication Services	4%	2%
Utilities	2%	2%
Consumer Staples	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2006 (8.3% of Net Assets)
1. Herman Miller, Inc. Provides a variety of office furniture products	0.9%
2. Watson Wyatt Worldwide, Inc. Designer, developer and implementer of human resources strategies and programs	0.9%
3. FirstFed Financial Corp. Holder for provider of banking services	0.9%
4. Corus Bankshares, Inc. Holder of interest for commercial bank	0.8%
5. Southwest Gas Corp. Purchases, transports and distributes natural gas to residential, commercial and industrial customers	0.8%
6. PFF Bancorp., Inc. Operator of a holding company for PFF Bank & Trust	0.8%
7. Tower Group, Inc. Provider of property and casualty insurance services	0.8%
8. Big Lots, Inc. Provider of multiline retail	0.8%
9. BankUnited Financial Corp. Operator of savings institutions	0.8%
10. LandAmerica Financial Group, Inc. Provider of property insurance	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Shares	Value ($)

Common Stocks 96.4%
Consumer Discretionary 14.5%
Auto Components 0.9%
ArvinMeritor, Inc.	54,500	776,080
Sauer-Danfoss, Inc.	22,500	539,550
		1,315,630
Automobiles 0.3%
Winnebago Industries, Inc. (a)	16,300	511,494
Distributors 0.5%
Building Materials Holding Corp. (a)	30,600	796,212
Hotels Restaurants & Leisure 2.4%
Buffalo Wild Wings, Inc.*	19,300	738,225
Jack in the Box, Inc.*	6,900	360,042
LIFE TIME FITNESS, Inc.*	6,700	310,143
Monarch Casino & Resort, Inc.*	24,700	478,933
Papa John's International, Inc.*	26,600	960,526
Ruth's Chris Steak House, Inc.*	47,300	890,186
		3,738,055
Household Durables 0.1%
Yankee Candle Co., Inc.	3,800	111,226
Media 1.8%
Carmike Cinemas, Inc.	15,500	266,290
Catalina Marketing Corp.	31,800	874,500
Mediacom Communications Corp. "A"*	76,600	545,392
Scholastic Corp.*	36,800	1,146,320
		2,832,502
Multiline Retail 1.3%
Big Lots, Inc.*	62,700	1,242,087
The Bon-Ton Stores, Inc. (a)	24,800	737,552
		1,979,639
Specialty Retail 4.4%
Cache, Inc.*	21,600	386,424
Cato Corp. "A"	34,250	750,417
Christopher & Banks Corp.	12,300	362,604
Dress Barn, Inc.* (a)	29,300	639,326
DSW, Inc. "A"* (a)	25,600	806,400
Group 1 Automotive, Inc.	21,400	1,067,860
Guess?, Inc.*	16,300	791,039
Gymboree Corp.*	24,700	1,041,846
Payless ShoeSource, Inc.*	36,900	918,810
		6,764,726
Textiles, Apparel & Luxury Goods 2.8%
Brown Shoe Co., Inc.	29,750	1,066,240
Kellwood Co.	31,500	908,145
Maidenform Brands, Inc.*	45,000	868,500
Perry Ellis International, Inc.*	28,200	870,816
Wolverine World Wide, Inc.	23,000	651,130
		4,364,831
Consumer Staples 1.7%
Food & Staples Retailing 0.6%
Pantry, Inc.*	7,200	405,864
Spartan Stores, Inc.	31,200	527,280
		933,144
Food Products 1.0%
Flowers Foods, Inc.	35,300	948,864
J & J Snack Foods Corp.	6,200	192,820
Seaboard Corp.	400	482,000
		1,623,684
Personal Products 0.1%
Elizabeth Arden, Inc.*	7,200	116,352
Energy 5.8%
Energy Equipment & Services 1.0%
Grey Wolf, Inc.*	129,400	864,392
Pioneer Drilling Co.*	48,500	622,740
		1,487,132
Oil, Gas & Consumable Fuels 4.8%
Alpha Natural Resources, Inc.*	55,800	879,408
Berry Petroleum Co. "A"	2,700	76,032
Brigham Exploration Co.*	69,700	471,869
Callon Petroleum Co.*	50,000	678,000
Clayton Williams Energy, Inc.*	10,800	327,240
Edge Petroleum Corp.*	19,700	324,459
Harvest Natural Resources, Inc.*	56,600	585,810
Houston Exploration Co.*	5,500	303,325
Penn Virginia Corp.	15,300	970,173
Petrohawk Energy Corp.*	52,500	544,950
PetroQuest Energy, Inc.*	43,600	454,748
Swift Energy Co.*	23,900	999,498
Whiting Petroleum Corp.*	21,100	846,110
		7,461,622
Financials 21.4%
Commercial Banks 3.8%
Alabama National BanCorp.	1,800	122,850
BancFirst Corp.	2,600	121,472
Bank of the Ozarks, Inc.	2,100	71,127
Center Financial Corp.	31,500	749,070
City Holding Co.	7,000	279,090
Columbia Banking System, Inc.	6,700	214,467
First Community Bancorp.	7,500	419,625
First Financial Bankshares, Inc.	1,466	55,928
First State Bancorp.	2,800	72,716
First Republic Bank	9,850	419,216
Greater Bay Bancorp.	14,600	411,866
Hancock Holding Co.	7,400	396,270
Hanmi Financial Corp.	22,200	435,120
IBERIABANK Corp.	3,000	183,000
Oriental Financial Group, Inc.	41,900	499,448
Pacific Capital Bancorp.	3,300	89,001
Prosperity Bancshares, Inc.	8,100	275,724
Sterling Bancshares, Inc.	6,100	123,525
Sterling Financial Corp.	14,500	470,235
Taylor Capital Group, Inc.	2,600	76,830
Trustmark Corp.	2,400	75,432
Umpqua Holdings Corp.	13,300	380,380
		5,942,392
Consumer Finance 1.9%
Advanta Corp. "B"	3,200	118,080
Cash America International, Inc.	28,900	1,129,412
CompuCredit Corp.*	1,800	54,378
First Cash Financial Services, Inc.*	7,900	162,661
United PanAm Financial Corp.*	31,000	479,880
World Acceptance Corp.*	21,800	958,764
		2,903,175
Insurance 2.7%
Argonaut Group, Inc.*	19,500	605,085
LandAmerica Financial Group, Inc.	18,500	1,217,115
Navigators Group, Inc.*	14,300	686,543
Seabright Insurance Holdings*	26,000	363,220
Tower Group, Inc.	37,400	1,247,290
		4,119,253
Real Estate Investment Trusts 7.5%
Alexandria Real Estate Equities, Inc. (REIT)	6,200	581,560
American Home Mortgage Investment Corp. (REIT)	9,800	341,726
Anthracite Capital, Inc. (REIT)	16,000	205,760
BioMed Realty Trust, Inc. (REIT)	8,200	248,788
Cousins Properties, Inc. (REIT)	15,300	523,413
Crescent Real Estate Equities Co. (REIT)	8,500	185,385
EastGroup Properties, Inc. (REIT)	5,400	269,244
Entertainment Properties Trust (REIT)	1,600	78,912
Equity Lifestyle Properties, Inc. (REIT)	7,100	324,541
Equity One, Inc. (REIT)	19,400	465,018
First Industrial Realty Trust, Inc. (REIT) (a)	14,400	633,600
Glimcher Realty Trust (REIT)	13,600	337,008
Healthcare Realty Trust, Inc. (REIT)	9,700	372,577
Highwoods Properties, Inc. (REIT)	18,000	669,780
Home Properties, Inc. (REIT)	9,900	565,884
Lexington Corporate Properties Trust (REIT)	5,700	120,726
National Health Investors, Inc. (REIT)	5,100	144,483
National Retail Properties, Inc. (REIT)	10,900	235,440
Nationwide Health Properties, Inc. (REIT)	24,700	660,478
Newcastle Investment Corp. (REIT)	18,300	501,603
Pennsylvania Real Estate Investment Trust (REIT)	11,900	506,583
Potlatch Corp. (REIT)	13,200	489,720
RAIT Investment Trust (REIT)	16,200	467,370
Realty Income Corp. (REIT)	10,200	252,042
Redwood Trust, Inc. (REIT)	9,200	463,404
Sovran Self Storage, Inc. (REIT)	9,200	511,060
Sun Communities, Inc. (REIT)	11,200	357,952
Sunstone Hotel Investors, Inc. (REIT)	7,100	211,012
Tanger Factory Outlet Centers, Inc. (REIT)	11,000	391,820
Washington Real Estate Investment Trust (REIT) (a)	12,100	481,580
		11,598,469
Thrifts & Mortgage Finance 5.5%
Accredited Home Lenders Holding Co.*	14,500	521,130
BankUnited Financial Corp. "A"	47,600	1,240,932
Corus Bankshares, Inc. (a)	57,800	1,292,408
FirstFed Financial Corp.* (a)	23,300	1,321,576
Fremont General Corp.	69,000	965,310
NetBank, Inc.	30,000	181,500
Ocwen Financial Corp.*	49,900	743,510
PFF Bancorp., Inc.	34,250	1,268,620
TierOne Corp.	8,600	291,798
W Holding Co., Inc.	39,500	233,445
WSFS Financial Corp.	8,000	497,520
		8,557,749
Health Care 11.9%
Biotechnology 2.0%
Alkermes, Inc.*	50,400	798,840
Cubist Pharmaceuticals, Inc.*	36,800	800,032
Digene Corp.*	15,300	660,195
OSI Pharmaceuticals, Inc.*	17,500	656,775
Progenics Pharmaceuticals, Inc.*	10,700	251,022
		3,166,864
Health Care Equipment & Supplies 2.2%
DJO, Inc.*	18,800	780,764
HealthTronics, Inc.*	20,100	124,017
Integra LifeSciences Holdings*	23,300	873,284
SurModics, Inc.* (a)	10,100	354,712
West Pharmaceutical Services, Inc.	23,400	918,918
Zoll Medical Corp.*	8,200	294,298
		3,345,993
Health Care Providers & Services 3.5%
Alliance Imaging, Inc.*	89,400	698,214
Apria Healthcare Group, Inc.*	46,000	908,040
CorVel Corp.*	12,600	442,008
Five Star Quality Care, Inc.*	51,200	550,912
Healthways, Inc.* (a)	18,100	807,260
Landauer, Inc.	3,200	162,400
Magellan Health Services, Inc.*	25,500	1,086,300
Odyssey HealthCare, Inc.*	44,200	626,756
RehabCare Group, Inc.*	5,800	75,980
		5,357,870
Health Care Technology 0.1%
TriZetto Group, Inc.*	13,200	199,848
Life Sciences Tools & Services 1.4%
Albany Molecular Research, Inc.*	20,900	195,624
Luminex Corp.*	35,200	641,696
PAREXEL International Corp.*	26,400	873,576
Pharmanet Development Group, Inc.*	26,300	511,009
		2,221,905
Pharmaceuticals 2.7%
Bentley Pharmaceuticals, Inc.*	4,400	52,800
Connetics Corp.*	53,900	587,510
Hi-Tech Pharmacal Co., Inc.*	6,600	83,424
K-V Pharmaceutical Co. "A"*	38,500	912,450
Noven Pharmaceuticals, Inc.*	23,500	566,820
Pain Therapeutics, Inc.* (a)	67,200	579,264
Sciele Pharma, Inc.*	31,200	587,808
Valeant Pharmaceuticals International	43,400	858,452
		4,228,528
Industrials 14.0%
Aerospace & Defense 0.9%
EDO Corp.	16,000	366,080
Orbital Sciences Corp.*	53,300	1,000,441
		1,366,521
Air Freight & Logistics 0.4%
ABX Air, Inc.*	123,700	695,194
Airlines 1.0%
Alaska Air Group, Inc.*	16,800	639,072
ExpressJet Holdings, Inc.*	111,200	735,032
Republic Airways Holdings, Inc.*	6,200	96,224
		1,470,328
Building Products 0.5%
American Woodmark Corp. (a)	23,500	791,715
Commercial Services & Supplies 4.2%
Coinstar, Inc.*	3,200	92,096
Consolidated Graphics, Inc.*	15,300	920,601
Deluxe Corp.	12,200	208,620
Herman Miller, Inc.	42,000	1,436,820
Kforce, Inc.*	46,700	557,131
Korn/Ferry International*	31,900	667,986
Layne Christensen Co.*	9,200	262,844
McGrath Rentcorp.	16,300	417,280
Volt Information Sciences, Inc.*	16,600	590,130
Watson Wyatt Worldwide, Inc. "A"	33,500	1,370,820
		6,524,328
Construction & Engineering 1.7%
EMCOR Group, Inc.*	20,200	1,107,768
Granite Construction, Inc.	20,200	1,077,670
Sterling Construction Co., Inc.*	22,300	447,338
		2,632,776
Electrical Equipment 1.5%
A.O. Smith Corp.	18,500	729,455
General Cable Corp.*	23,900	913,219
LSI Industries, Inc.	45,100	732,875
		2,375,549
Machinery 1.9%
Accuride Corp.*	52,600	579,126
American Science & Engineering, Inc.* (a)	11,400	553,128
Freightcar America, Inc.	14,100	747,300
Middleby Corp.*	5,100	393,006
Nordson Corp.	2,900	115,594
Wabtec Corp.	21,000	569,730
		2,957,884
Road & Rail 1.8%
Arkansas Best Corp.	10,000	430,300
Dollar Thrifty Automotive Group, Inc.*	25,500	1,136,535
Marten Transport Ltd.*	19,200	328,128
USA Truck, Inc.*	44,700	851,535
		2,746,498
Trading Companies & Distributors 0.1%
Electro Rent Corp.*	7,900	134,379
Information Technology 15.8%
Communications Equipment 0.4%
Dycom Industries, Inc.*	5,100	109,650
Redback Networks, Inc.*	37,500	520,500
ViaSat, Inc.*	2,000	50,160
		680,310
Computers & Peripherals 0.8%
Intermec, Inc.*	24,700	651,092
Komag, Inc.*	18,300	584,868
		1,235,960
Electronic Equipment & Instruments 1.9%
Itron, Inc.*	15,900	887,220
Littlefuse, Inc.*	23,100	801,570
MTS Systems Corp.	7,400	239,316
Plexus Corp.*	36,000	691,200
RadiSys Corp.*	2,200	46,750
Technitrol, Inc.	9,000	268,650
		2,934,706
Internet Software & Services 1.9%
aQuantive, Inc.*	20,900	493,658
CNET Networks, Inc.*	42,600	408,108
EarthLink, Inc.*	54,500	396,215
InfoSpace, Inc.*	5,700	105,108
j2 Global Communications, Inc.*	11,000	298,870
ValueClick, Inc.*	20,700	383,778
WebEx Communications, Inc.*	11,500	448,730
Websense, Inc.*	21,400	462,454
		2,996,921
IT Services 1.5%
CSG Systems International, Inc.*	31,000	819,330
Forrester Research, Inc.*	8,900	234,159
infoUSA, Inc.	18,300	151,890
StarTek, Inc.	15,500	193,285
Sykes Enterprises, Inc.*	31,300	636,955
Tyler Technologies, Inc.*	17,100	221,103
		2,256,722
Semiconductors & Semiconductor Equipment 4.6%
Actel Corp.*	10,100	157,055
Advanced Energy Industries, Inc.*	15,800	269,232
Asyst Technologies, Inc.*	83,900	567,164
Diodes, Inc.*	13,000	561,210
Intevac, Inc.*	28,600	480,480
Kulicke & Soffa Industries, Inc.*	73,200	647,088
Mattson Technology, Inc.*	70,000	581,000
Micrel, Inc.*	73,800	707,742
OmniVision Technologies, Inc.*	39,400	562,238
Photronics, Inc.*	46,700	659,871
PortalPlayer, Inc.* (a)	55,900	630,552
Supertex, Inc.*	17,800	691,886
Zoran Corp.*	37,100	596,568
		7,112,086
Software 4.7%
Advent Software, Inc.*	25,100	908,871
Ansoft Corp.*	35,600	886,796
Blackbaud, Inc.	43,400	954,366
FalconStor Software, Inc.* (a)	44,500	342,205
Internet Security Systems, Inc.*	15,200	421,952
JDA Software Group, Inc.*	22,900	353,118
Macrovision Corp.*	32,600	772,294
Manhattan Associates, Inc.*	33,900	818,346
MicroStrategy, Inc., "A"*	8,200	835,006
Quality Systems, Inc.	2,300	89,217
SPSS, Inc.*	25,600	638,208
Ultimate Software Group, Inc.*	14,200	334,126
		7,354,505
Materials 5.9%
Chemicals 0.7%
Georgia Gulf Corp.	1,700	46,614
Pioneer Companies, Inc.*	34,700	850,497
Spartech Corp.	8,700	232,899
		1,130,010
Containers & Packaging 1.0%
Myers Industries, Inc.	22,400	380,800
Rock-Tenn Co. "A"	54,100	1,071,180
		1,451,980
Metals & Mining 4.2%
AK Steel Holding Corp.*	49,200	597,288
Century Aluminum Co.*	20,700	696,555
Chaparral Steel Co.*	28,200	960,492
Cleveland-Cliffs, Inc. (a)	23,000	876,530
Coeur d'Alene Mines Corp.*	98,700	464,877
Gibraltar Industries, Inc.	30,900	685,362
Oregon Steel Mills, Inc.*	14,600	713,502
Quanex Corp.	27,750	842,213
Ryerson, Inc.	31,100	680,779
		6,517,598
Telecommunication Services 3.3%
Diversified Telecommunication Services 2.6%
Alaska Communications Systems Group, Inc.	63,900	847,953
CT Communications, Inc.	31,600	686,352
General Communication, Inc. "A"*	11,900	147,441
Golden Telecom, Inc.	30,400	919,600
TALK America Holdings, Inc.* (a)	81,500	774,250
Time Warner Telecom, Inc. "A"*	37,700	716,677
		4,092,273
Wireless Telecommunication Services 0.7%
Centennial Communications Corp.	78,800	420,003
Syniverse Holdings, Inc.*	45,200	678,000
		1,098,003
Utilities 2.1%
Electric Utilities 0.7%
ALLETE, Inc.	4,100	178,145
IDACORP, Inc.	18,300	691,923
Otter Tail Corp.	5,400	157,896
		1,027,964
Gas Utilities 1.4%
New Jersey Resources Corp.	4,500	221,850
Piedmont Natural Gas Co., Inc. (a)	3,800	96,178
South Jersey Industries, Inc.	12,800	382,848
Southwest Gas Corp.	38,500	1,282,820
The Laclede Group, Inc.	5,600	179,648
		2,163,344
Total Common Stocks (Cost $140,172,364)		149,425,849
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bills:
4.6%**, 10/19/2006 (b)	55,000	54,873
4.671%**, 10/19/2006 (b)	1,000	997
4.77%**, 10/19/2006 (b)	130,000	129,690
4.975%**, 10/19/2006 (b)	55,000	54,883
5.19%**, 10/19/2006 (b)	1,000	998
Total US Treasury Obligations (Cost $240,867)		241,441
	Shares	Value ($)

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 5.31% (c) (d) (Cost $11,653,725)	11,653,725	11,653,725

Cash Equivalents 3.6%
Cash Management QP Trust, 5.34% (e) (Cost $5,631,360)	5,631,360	5,631,360
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $157,698,316)+	107.7	166,952,375
Other Assets and Liabilities, Net	(7.7)	(11,948,688)
Net Assets	100.0	155,003,687

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $157,826,852. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $9,125,523. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,113,045 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,987,522.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at September 30, 2006 amounted to $11,260,150 which is 7.3% of net assets.

(b) At September 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At September 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	12/14/2006	15	5,468,267	5,490,750	22,483

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $140,413,231) — including $11,260,150 of securities loaned	$ 149,667,290
Investment in Daily Assets Fund Institutional (cost $11,653,725)*	11,653,725
Investment in Cash Management QP Trust (cost $5,631,360)	5,631,360
Total investments in securities, at value (cost $157,698,316)	166,952,375
Cash	10,000
Receivable for Fund shares sold	74,663
Dividends receivable	160,600
Interest receivable	22,472
Due from Advisor	5,833
Other assets	22,032
Total assets	167,247,975
Liabilities
Payable for Fund shares redeemed	149,664
Payable upon return of securities loaned	11,653,725
Accrued management fee	84,159
Payable for daily variation margin on open futures contracts	39,750
Other accrued expenses and payables	316,990
Total liabilities	12,244,288
Net assets, at value	$ 155,003,687
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	9,254,059
Futures	22,483
Accumulated net realized gain (loss)	13,146,045
Paid-in capital	132,581,100
Net assets, at value	$ 155,003,687

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,129,650 ÷ 521,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.27
Maximum offering price per share (100 ÷ 94.25 of $23.27)	$ 24.69

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,905,411 ÷ 131,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,729,598 ÷ 78,248 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.10
Class S Net Asset Value, offering and redemption price(a) per share ($138,239,028 ÷ 5,829,865 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.71

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,553)	$ 1,794,344
Interest — Cash Management QP Trust	200,111
Interest	16,209
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	109,673
Other income*	5,833
Total Income	2,126,170
Expenses: Management fee	1,280,288
Administration fees	53,571
Services to shareholders	459,823
Custodian and accounting fees	82,279
Distribution service fees	74,620
Auditing	53,143
Legal	32,649
Trustees' fees and expenses	6,896
Reports to shareholders and shareholder meeting	128,127
Registration fees	59,209
Other	20,261
Total expenses before expense reductions	2,250,866
Expense reductions	(22,267)
Total expenses after expense reductions	2,228,599
Net investment income (loss)	(102,429)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,198,399
Futures	20,692
13,219,091
Net unrealized appreciation (depreciation) during the period on: Investments	(4,145,407)
Futures	64,551
(4,080,856)
Net gain (loss) on investment transactions	9,138,235
Net increase (decrease) in net assets resulting from operations	$ 9,035,806

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (102,429)	$ (633,752)
Net realized gain (loss) on investment transactions	13,219,091	25,805,970
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,080,856)	613,205
Net increase (decrease) in net assets resulting from operations	9,035,806	25,785,423
Distributions to shareholders from: Net realized gains: Class A	(1,668,131)	(1,640,243)
Class B	(368,683)	(314,006)
Class C	(214,848)	(164,992)
Class AARP	(8,445,131)	(7,769,998)
Class S	(13,445,830)	(9,601,786)
Fund share transactions: Proceeds from shares sold	19,662,636	42,136,260
Reinvestment of distributions	23,383,212	18,511,706
Cost of shares redeemed	(57,050,433)	(38,465,175)
Redemption fees	3,834	1,646
Net increase (decrease) in net assets from Fund share transactions	(14,000,751)	22,184,437
Increase (decrease) in net assets	(29,107,568)	28,478,835
Net assets at beginning of period	184,111,255	155,632,420
Net assets at end of period	$ 155,003,687	$ 184,111,255

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.70	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)[c]	(.16)	(.15)	(.05)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.05	4.10	4.29	5.46	.06
Total from investment operations	.97	3.94	4.14	5.41	(.02)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.27	$ 25.70	$ 24.87	$ 21.43	$ 16.02
Total Return (%)[b]	4.41[c]	16.45	19.45	33.77	(.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	13	5	1
Ratio of expenses (%)	1.57	1.50	1.50	1.42	1.48
Ratio of net investment income (loss) (%)	(.37)[c]	(.63)	(.62)	(.25)	(.44)
Portfolio turnover rate (%)	205	198	186	164	146

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.

* Amount is less than $.005.

Class B Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.70	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Income (loss) from investment operations: Net investment income (loss)[a]	(.25)[d]	(.36)	(.33)	(.19)	(.22)
Net realized and unrealized gain (loss) on investment transactions	.99	3.97	4.20	5.37	.06
Total from investment operations	.74	3.61	3.87	5.18	(.16)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.04	$ 24.70	$ 24.20	$ 21.03	$ 15.85
Total Return (%)[b]	3.58[c,d]	15.50[c]	18.47[c]	32.68	(1.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2.9
Ratio of expenses before expense reductions (%)	2.39	2.38	2.32	2.25	2.28
Ratio of expenses after expense reductions (%)	2.38	2.35	2.31	2.25	2.28
Ratio of net investment income (loss) (%)	(1.18)[d]	(1.48)	(1.43)	(1.08)	(1.24)
Portfolio turnover rate (%)	205	198	186	164	146

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.

* Amount is less than $.005.

Class C Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.74	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Income (loss) from investment operations: Net investment income (loss)[a]	(.22)[c]	(.35)	(.33)	(.20)	(.22)
Net realized and unrealized gain (loss) on investment transactions	.98	3.99	4.20	5.39	.06
Total from investment operations	.76	3.64	3.87	5.19	(.16)
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.10	$ 24.74	$ 24.21	$ 21.04	$ 15.85
Total Return (%)[b]	3.70[c]	15.54	18.51	32.74	(1.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1.9		.1
Ratio of expenses (%)	2.27	2.30	2.28	2.21	2.26
Ratio of net investment income (loss) (%)	(1.07)[c]	(1.43)	(1.40)	(1.04)	(1.22)
Portfolio turnover rate (%)	205	198	186	164	146

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.

* Amount is less than $.005.

Class S Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 26.04	$ 25.10	$ 21.56	$ 16.08	$ 16.05
Income (loss) from investment operations: Net investment income (loss)[a]	.01[c]	(.07)	(.08)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.06	4.12	4.32	5.49	.06
Total from investment operations	1.07	4.05	4.24	5.48	.03
Less distributions from: Net realized gain on investment transactions	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.71	$ 26.04	$ 25.10	$ 21.56	$ 16.08
Total Return (%)	4.82[b,c]	16.72	19.80	34.08	.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	101	77	52	41
Ratio of expenses before expense reductions (%)	1.19	1.14	1.20	1.21	1.21
Ration of expenses after expense reductions (%)	1.17	1.14	1.20	1.21	1.21
Ratio of net investment income (loss) (%)	.03[c]	(.27)	(.32)	(.04)	(.17)
Portfolio turnover rate (%)	205	198	186	164	146

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Core Fund (formerly Scudder Small Company Stock Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,632,367
Undistributed net long-term capital gains	$ 9,664,697
Net unrealized appreciation (depreciation) on investments	$ 9,125,523

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2006	2005
Distributions from ordinary income*	$ 12,284,335	$ 6,267,211
Distributions from long-term capital gains	$ 11,858,288	$ 13,223,814

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $353,159,452 and $391,624,286, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from October 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

First $500 million of the Fund's average daily net assets	.75%
Next $500 million of such net assets	.70%
Over $1.0 billion of such net assets	.65%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the year ended September 30, 2006, the fee was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

For the period from October 1, 2005 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.34%
Class B	1.36%
Class C	1.36%
Class S	1.34%

Effective June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.59%
Class B	2.34%
Class C	2.34%

For Class S shares, effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.34%. Effective July 17, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.10%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, the Advisor received an Administration Fee of $53,571, of which $12,761 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, and C shares. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Prior to June 1, 2006, this fee was included in the administration agreement with DeAM, Inc. For the year ended September 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 39,099	$ —	$ 12,616
Class B	10,101	167	3,001
Class C	3,559	—	1,330
Class AARP	134,865	—	38,339
Class S	176,213	18,198	54,111
	$ 363,837	$ 18,365	$ 109,397

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from October 1, 2005 through May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $61,589, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS-Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class B	$ 21,126	$ 1,773
Class C	11,868	947
	$ 32,994	$ 2,720

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2006	Annual Effective Rate
Class A	$ 30,862	$ 5,711.24%
Class B	6,947	1,505.25%
Class C	3,817	869.24%
	$ 41,626	$ 8,085

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2006 aggregated $2,128.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended September 30, 2006, the CDSC for Class B and C shares aggregated $3,993 and $73, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,640, of which $6,720 is unpaid at September 30, 2006.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended September 30, 2006, the Advisor reimbursed the Fund $3,562, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provided.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2006, the Fund's custodian fees were reduced by $340 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	190,710	$ 4,607,031	195,061	$ 4,880,049
Class B	43,209	979,330	36,663	891,989
Class C	31,414	720,601	50,920	1,260,990
Class AARP	179,825	4,376,116	300,060	7,721,208
Class S	360,578	8,979,558	1,083,511	27,382,024
		$ 19,662,636		$ 42,136,260
Shares issued to shareholders in reinvestment of distributions
Class A	73,083	$ 1,622,483	53,811	$ 1,318,918
Class B	16,141	341,555	12,351	293,076
Class C	8,007	169,670	6,047	143,474
Class AARP	358,268	8,061,031	298,205	7,389,876
Class S	584,855	13,188,473	377,825	9,366,362
		$ 23,383,212		$ 18,511,706
Shares redeemed
Class A	(217,499)	$ (5,116,739)	(293,651)	$ (7,232,844)
Class B	(36,822)	(836,276)	(44,897)	(1,087,703)
Class C	(21,912)	(487,990)	(38,640)	(947,647)
Class AARP	(522,080)	(12,736,642)	(536,579)	(13,525,379)
Class S	(1,570,578)	(37,872,786)	(621,961)	(15,671,602)
		$ (57,050,433)		$ (38,465,175)
Shares converted*
Class AARP	(2,572,571)	(57,695,941)	—	—
Class S	2,566,506	57,695,941	—	—
		$ —		$ —
Redemption fees		$ 3,834		$ 1,646
Net increase (decrease)
Class A	46,294	$ 1,112,786	(44,779)	$ (1,032,930)
Class B	22,528	484,844	4,117	97,368
Class C	17,509	402,282	18,327	456,849
Class AARP	(2,556,558)	(57,994,931)	61,686	1,585,871
Class S	1,941,361	41,994,268	839,375	21,077,279
		$ (14,000,751)		$ 22,184,437

* On July 14, 2006, class AARP shares converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly in September 2006, the Fund recorded a receivable from the Advisor for its settlement portion of $5,833 which is equivalent to $0.001 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Core Fund (the "Fund") (formerly Scudder Small Company Stock Fund) at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 28, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.67 per share from net long-term capital gains during its year ended September 30, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,680,000 as capital gain dividends for its year ended September 30, 2006, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates approximately $2,237,000, or the maximum amount allowable under the law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Small Cap Core Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	197,991,244.152	8,384,800.646
Dawn-Marie Driscoll	198,004,169.805	8,371,874.993
Keith R. Fox	197,921,453.939	8,454,590.859
Kenneth C. Froewiss	197,879,048.962	8,496,995.836
Martin J. Gruber	197,750,362.197	8,625,682.601
Richard J. Herring	197,887,720.225	8,488,324.573
Graham E. Jones	197,620,357.552	8,755,687.246
Rebecca W. Rimel	197,953,978.782	8,422,066.016
Philip Saunders, Jr.	197,686,623.053	8,689,421.745
William N. Searcy, Jr.	197,856,087.625	8,519,957.173
Jean Gleason Stromberg	197,864,804.673	8,511,240.125
Carl W. Vogt	197,724,433.872	8,651,610.926
Axel Schwarzer	197,827,524.607	8,548,520.191

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,281,775.249	165,012.267	141,667.030	254,601.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,253,975.486	187,535.013	146,944.047	254,601.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,246,785.647	191,367.533	150,301.366	254,601.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
182,220,628.110	7,305,857.658	8,890,637.030	7,958,922.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
218,006,584.750	10,003,072.285	10,993,144.756	6,337,998.999

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeIM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM with respect to certain classes of shares helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class AARP shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has outperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking);	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	23338J 681	23338J 673	23338J 665
Fund Number	439	639	739
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSLCX
Fund Number	2339

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006, DWS Small Cap Core Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SMALL CAP CORE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$50,500	$128	$0	$0
2005	$48,000	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$73,180	$0
2005	$309,400	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$0	$136,355	$89,635	$225,990

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006